UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): March 21, 2005

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

      Delaware                     1-1200                     13-3696015
(State or other jurisdiction    (Commission                 (IRS Employer
     of incorporation)           File Number)             Identification No.)

                       1138 Budapest, Vaci ut 141. Hungary
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: +36-1-8897000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5        Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


Howard Cooper, a director of Euroweb International Corp. (the "Company") and a member of the Company's audit and compensation committees resigned from all positions with the Company effective March 21, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            EUROWEB INTERNATIONAL CORPORATION


                                            By:    /s/ CSABA TORO
                                                   -----------------
                                            Name:  Csaba Toro
                                            Title: Chief Executive Officer

Date:       March 24, 2005
            Budapest, Hungary